Exhibit q

                               POWER OF ATTORNEY

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix-Kayne Funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating the Phoenix-Kayne Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



November 19, 2002                   /s/ E. Virgil Conway
                                    -----------------------------------
                                    E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix-Kayne Funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating the Phoenix-Kayne Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



November 19, 2002                   /s/ Harry Dalzell-Payne
                                    ---------------------------
                                    Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix-Kayne Funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating the Phoenix-Kayne Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



November 19, 2002                   /s/ Philip R. McLoughlin
                                    -----------------------------------
                                    Philip R. McLoughlin, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix-Kayne Funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating the Phoenix-Kayne Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



November 19, 2002                   /s/ Geraldine M. McNamara
                                    -----------------------------------
                                    Geraldine M. McNamara, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix-Kayne Funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating the Phoenix-Kayne Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



November 19, 2002                   /s/ Everett L. Morris
                                    -----------------------------------
                                    Everett L. Morris, Trustee